United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 15, 2007 (June 12, 2007)

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28926	54-1817218
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

13595 Dulles Technology Drive, Herndon, VA 20171-3413
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (703) 984-8400

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 12, 2007, the Board of Directors of ePlus Inc. (the “Company”) approved ministerial changes to the Company’s Bylaws and adopted Amended By-laws of the Company, effective June 12, 2007.  The changes to the Bylaws, which do not require shareholder approval, generally have the effect of modernizing and clarifying the Bylaws.

The revisions to the By-laws:

•
Eliminate the specific reference to the registered office and registered agent and provide that the Board will maintain a registered office and agent in the State of Delaware if and as required by law.

•	Eliminate the specific requirement that the Company have an Executive Vice President.

Item 9.01 Financial Statements and Exhibits

(a)Not applicable.

(b) Not applicable.

(c) Exhibits.

3.2           Amendment dated June 12, 2007 to the Amended Bylaws of ePlus inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Steven J. Mencarini
Steven J. Mencarini
Date: June 15, 2007	Chief Financial Officer

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